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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)  June 14, 2004
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                              Coinmach Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         333-49830                                       53-0188589
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  (Commission File Number)                  (I.R.S. Employer Identification No.)


303 Sunnyside Boulevard Suite 70, Plainview, New York               11803
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    (Address of Principal Executive Offices)                      (Zip Code)


                                 (516) 349-8555
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9.  REGULATION FD DISCLOSURE

         On June 14, 2003 Coinmach, Corporation (the "Company"), an additional registrant named in the registration statement on Form S-1 (File No. 333-11421) (the "Registration Statement") of Coinmach Service Corp. ("CSC"), together with CSC and the other additional registrants named therein, filed with the Securities and Exchange Commission Amendment No. 1 to the Registration Statement. Such amendment includes the audited consolidated financial statements of the Company for the fiscal year ended March 31, 2004.

         The Registration Statement relates to CSC's proposed initial public offering of Income Deposit Securities ("IDSs") (and the shares of class A common stock and senior secured notes underlying such IDSs), as well as a separate offering of senior secured notes having the same terms as the senior secured notes underlying the IDSs. Upon consummation of the offering and related transactions, it is contemplated that the Company will become an indirect wholly-owned subsidiary of CSC and, upon the occurrence of certain events, will become a guarantor of the notes being offered pursuant to the Registration Statement.

         The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Coinmach Corporation



Dated:  June 14, 2004               By:    /s/   Robert M. Doyle
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                                    Name:   Robert M. Doyle
                                    Title:  Chief Financial Officer, Senior Vice
                                            President,  Secretary and Treasurer